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                                 EPICEDGE, INC.

                     (f/k/a DESIGN AUTOMATION SYSTEMS, INC.)



                             SHAREHOLDERS' AGREEMENT

                            DATED SEPTEMBER 29, 2000

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                                                 TABLE OF CONTENTS


ARTICLE I         VOTING, MANAGEMENT, ETC.........................................................................2
         1.1      Voting..........................................................................................2
         1.2      Control Agreements..............................................................................2
                  (a)      Directors..............................................................................2
                           (ii)     Expenses. ....................................................................3
                           (iii)    Meetings. ....................................................................3
                  (b)      Compensation Committee.  ..............................................................3
         1.3      Stock Option Plan...............................................................................3

ARTICLE II        RESTRICTIONS ON STOCK TRANSFERS.................................................................4
         2.1      Applicable Definitions..........................................................................4
         2.2      Restrictions on Sale of Shares by a Principal Shareholder.......................................4

ARTICLE III       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
                  SHAREHOLDERS....................................................................................5
         3.1      Authorization...................................................................................5
         3.2      Sophistication, Financial Strength, Access, Etc.................................................5
         3.3      No Broker or Finder.............................................................................5
         3.4      Reiteration and Survival of Representations and Warranties......................................6

ARTICLE IV        TRANSFER........................................................................................6
         4.1      Legend on Share Certificates....................................................................6
         4.2      Private Offer; Transfer.........................................................................6
         4.3      Notice of Proposed Transfer.....................................................................7
         4.4      Termination of Restrictions.....................................................................7
         4.5      Compliance with Rule 144 and Rule 144A..........................................................7
         4.6      Non-Applicability of Restrictions on Transfer...................................................8

ARTICLE V         MISCELLANEOUS...................................................................................8
         5.1      Amendments; Waiver..............................................................................8
         5.2      Notices.........................................................................................8
         5.3      General.........................................................................................8
                  (a)      Binding Effect.........................................................................8
                  (b)      Governing Law..........................................................................9
                  (c)      Reserved...............................................................................9
                  (d)      Counterparts and Gender References.....................................................9
                  (e)      Severability...........................................................................9
                  (f)      Further Assurances.....................................................................9
                  (g)      No Waiver, Remedies Cumulative.........................................................9
                  (h)      Headings; Exhibits.....................................................................9
                  (i)      Specific Performance...................................................................9
         5.4      Termination....................................................................................10


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                                 EPICEDGE, INC.

                             SHAREHOLDERS' AGREEMENT

         THIS SHAREHOLDERS' AGREEMENT (this "Agreement"), is entered into as of September 29, 2000, by and among EPICEDGE, INC. (f/k/a DESIGN AUTOMATION SYSTEMS, INC.), a Texas corporation (the "Company"); Carl Rose, Charles Leaver and Jeff Sexton (together, the "Principal Shareholders"); Edgewater Private Equity Fund III, L.P., a Delaware limited partnership ("Edgewater"), Aspen Finance Investors I, LLC, a Colorado limited liability company ("Aspen"), Fleck T.I.M.E. Fund, LP, a Connecticut limited partnership ("TIME"), and Fleck Family Partnership II, LP, a Florida limited partnership ("Fleck Family"); together with Edgewater, Aspen, TIME and Fleck Family are sometimes collectively referred to herein as the "Investors" and individually as an "Investor"; Edgewater and TIME are sometimes collectively referred to herein as the "Lenders" and individually as a "Lender"; and the Principal Shareholders, the Investors and each person who assumes the obligations of a Shareholder pursuant to Section 2.2 hereof are each individually referred to herein as a "Shareholder" and are collectively referred to herein as the "Shareholders").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, immediately prior to the execution of this Agreement, the Investors together own of record or beneficially 3,592,000 of the issued and outstanding shares of common stock, $.01 par value, of the Company (the "Common Stock"), which shares the Investors purchased pursuant to a Stock Purchase Agreement dated February 18, 2000 (the "First Purchase Agreement") among the Company and the Investors;

         WHEREAS, the Principal Shareholders in the aggregate own of record or beneficially 11,046,960 shares of Common Stock as follows: Carl Rose, 7,314,650 shares; Charles Leaver, 2,432,310 shares; and Jeff Sexton, 1,300,000 shares;

         WHEREAS, pursuant to the terms of that certain Convertible Bridge Loan Agreement dated July 21, 2000 among the Company and the Lenders (the "July Agreement"), the Lenders have loaned the Company the aggregate principal amount of $5,000,000 which amount is convertible into Common Stock pursuant to the terms of the July Agreement; and

         WHEREAS, the Company has agreed to sell to Edgewater and TIME, and Edgewater and TIME have agreed to purchase from the Company, an aggregate of 2,000,000 shares of Common Stock pursuant to that certain Stock Purchase
Agreement dated the date hereof among the Company, Edgewater and TIME (the "Second Purchase Agreement" and, together with the First Purchase Agreement, the "Purchase Agreements"); and

         WHEREAS, the parties hereto consider it to be in the best interests of the Company, its business and of the Shareholders that the provisions of this Agreement will determine various matters relating to the Common Stock owned by the Shareholders.


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         NOW, THEREFORE, in consideration of the mutual promises,  covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                            VOTING, MANAGEMENT, ETC.
                            -----------------------

         1.1 Voting. The Company's Articles of Incorporation provide that the Common Stock shall entitle the holders thereof to one (1) vote per share on each proposition submitted to shareholders of the Company for their vote thereon.

         1.2 Control Agreements. It is agreed that the Principal Shareholders shall (i) vote their shares of Common Stock and take all actions within their authority necessary for the Company to comply with the provisions of Section 1.2(a)(i) hereof, Section 6.3 of the First Purchase Agreement and Section 5.2 of the July Agreement and take all necessary action to effectuate such provisions, including without limitation, the increase in the size of and the election of certain new members to the Board (as hereinafter defined) as required by Section 1.2(a)(i) hereof, Section 6.3 of the First Purchase Agreement and Section 5.2 of the July Agreement; and (ii) collectively and severally vote the respective shares held by each for the election of the Majority Holders' Representative or the Majority Holders' Representatives, the Lender Representative or the Lender Representatives and the Edgewater Representatives (as such terms are defined herein), as Board members of the Company and shall undertake or cause to be undertaken any and all of the actions within their authority necessary in whatever capacity, including, without limitation, an amendment to the Articles of Incorporation and By-Laws of the Company, if such action is required, whether as a director, shareholder, officer or employee, so as to provide for all the events described in Section 1.2(a)(i) hereof, Section 6.3 of the First Purchase Agreement and Section 5.2 of the July Agreement and for the following provisions:

               (a) Directors.

                    (i) Designation of Directors.  As soon as practicable but in no event later than September 30, 2000, the Board of Directors of the Company (the "Board") shall consist of ten (10) directors,

                    (A) one (1) of whom  shall  be  designated  by the  Majority
                    Holders (as such term is defined in the First Purchase Agreement) (the "Majority Holders' Representative"),

                    (B) two (2) of whom shall be designated by Edgewater in respect of its investment made pursuant to the Second Purchase Agreement (the "Edgewater Investor Representatives") and


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                    (C) one (1) of whom shall be  designated by the Lenders (the
                    "Lender Representative");

         provided, however, that in the event the Investors own of record or beneficially less than 500,000 shares in the aggregate of Investor Common Stock, the Majority Holders' Investor Representative slot shall no longer be designated by the Investors; and, provided further, that, in the event that Edgewater owns less than 500,000 shares in the aggregate of the Investor Common Stock, the Edgewater Investor Representatives slots shall no longer be designated by Edgewater; and, provided further, that, in the event the Lenders own less than 500,000 shares in the aggregate of Investor Common Stock and any Common Stock acquired upon conversion under the July Agreement, the Lender Representative slot shall no longer be designated by the Lenders.

         Upon the occurrence of an Event of Default (as defined in the Purchase Agreements) or a default (as defined in the July Agreement), the number of directors shall be increased to twelve (12) and (X) two (2) directors shall be designated by the Majority Holders (as defined in the First Purchase Agreement) (the "Majority Holders' Investor Representatives") and (Y) two (2) directors shall be designated by the Lenders (the "Lender Representatives").

         Any representative designated pursuant to this Section 1.2(a)(i) shall be a person reasonably satisfactory to the Company. The Company hereby acknowledges and agrees that Aaron Fleck, James Gordon, Bob Allison, Uri Landesman, Brian Thompson and/or Robert Allison are acceptable representatives of the Investors and the Lenders. For purposes of this Agreement, the Majority Holders' Investor Representative(s), the Edgewater Investor Representatives and the Lender Representative(s) shall be referred to herein as "Representative(s)".

                           (ii) Expenses. Each director will be reimbursed at each meeting of the Board for his reasonable out-of-pocket expenses in attending such meeting including a reasonable mileage allowance.

                           (iii)  Meetings.   The  Board  shall   meet  no  less
         frequently than quarterly.

                           (iv) Indemnification. The Company shall at all times maintain directors and officers insurance coverage covering the Representative(s) and provide for indemnification of all of the directors and officers under its Bylaws and by agreement satisfactory to the Investors and the Subsequent Investors.



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                  (b)   Compensation   Committee.   The  Board   shall   have  a
compensation committee authorized and elected pursuant to applicable Bylaws and resolutions. Such committee shall vote on, and approve by majority vote, the compensation of all officers and key employees, except that the Chief Executive Officer shall not vote on his compensation.

         1.3 Stock Option Plan. It is understood and agreed among the parties hereto that (i) the Board will continue to maintain a Stock Option Plan (the "Stock Option Plan") pursuant to which the Board may from time to time grant stock options to purchase Common Stock to employees, directors and consultants of the Company, (ii) such issuances under the Stock Option Plan may constitute up to twenty-five percent (25%) of the issued and outstanding shares of Common Stock on a fully diluted basis (and such shares of Common Stock have been reserved for issuance under the Stock Option Plan), and (iii) such issuances will have a dilutive impact on all shareholders of the Company. Any issuance of options under the Stock Option Plan to any employees, directors and consultants of the Company shall require the approval of the aforesaid Board or compensation committee thereof.

                                   ARTICLE II

                         RESTRICTIONS ON STOCK TRANSFERS

         2.1 Applicable Definitions. For purposes of the provisions of this Agreement, the following definitions shall be applicable:

                  (a) "Investor Common Stock" means the 3,592,000 shares of Common Stock owned by the Investors.

                  (b) "Permitted Transferee" means a Transferee of Principal Common Stock in a Permitted Transfer.

                  (c) "Permitted Transfers" means (i) the sale of up to 3,000,000 shares Principal Common Stock in the aggregate owned by Carl Rose as follows: (A) 1,000,000 shares of Principal Common Stock to Jeff Sexton (and the pledge of such shares as collateral in support of his obligation to pay amounts due in respect of the note issued to Carl Rose in satisfaction of the purchase price of such shares); (B) 1,000,000 shares of Principal Common Stock to Charles Leaver (and the pledge of such shares as collateral in support of his obligation to pay amounts due in respect of the note issued to Carl Rose in satisfaction of the purchase price of such shares); and (C) 1,000,000 shares of Principal Common Stock to Growth Stocks, Inc., (ii) the sale of up to 50,000 shares of Principal Common Stock owned by Jeff Sexton, and (iii) the sale of up to 100,000 shares of Principal Common Stock owned by Charles Leaver.

                  (d) "Principal Common Stock" means the Common Stock owned by the Principal Shareholders.




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                  (e) "Shares" shall include and refer to all Common Stock owned by the Shareholders, individually and collectively.

                  (f) "Transfer" shall include a sale, transfer, or any other act whereby a Shareholder's rights of ownership are sold, transferred, disposed of, pledged, hypothecated, encumbered, or in any way impaired or affected.

                  (g) "Transferee" shall mean a person to whom a Shareholder proposes to Transfer Shares or to whom Shares have been transferred.

         2.2 Restrictions on Sale of Shares by a Principal Shareholder. Except for Permitted Transfers, no Principal Shareholder shall Transfer any Shares until thirty (30) days after a registration statement with respect to the resale of all of the Investor Common Stock, upon such terms and provisions as set forth in that certain Registration Agreement dated as of February 18, 2000, between the Company and the Investors (the "Registration Agreement"), becomes effective. Upon a Permitted Transfer, the Company shall cause to be executed and delivered to the Permitted Transferee a certificate or certificates representing the aggregate number of Shares transferred to such Permitted Transferee, which such certificates shall have imprinted thereon a legend as set forth in Section 4.1 hereof. Notwithstanding the foregoing, however, a Transfer shall not be deemed to be a Permitted Transfer unless the Transferee of the Shares expressly assumes, in writing, all of the obligations of a Shareholder under this Agreement pursuant to the form of Shareholder Assent attached hereto as Exhibit
A. Furthermore, in the event a Permitted Transferee is already a party to this Agreement, the Shares transferred to such Permitted Transferee shall remain subject to the terms and conditions set forth herein.

                                   ARTICLE III

           REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SHAREHOLDERS

         This Agreement is being entered into by the Company and each Shareholder in reliance upon the following representations, covenants and warranties respectively made by the Shareholders in favor of the Company and the Shareholders.

         3.1 Authorization. Each Shareholder represents and warrants that (a) this Agreement, when executed and delivered by him, her or it, will constitute a valid, legally binding and enforceable obligation of such Shareholder; and (b) such Shareholder is not prevented by any legal requirement or agreement from entering into this Agreement and performing such Shareholder's obligations hereunder. The fulfillment of and compliance with the terms of this Agreement by such Shareholder will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or (iii) result in a violation of, breach of or default under (a) any Shareholders' partnership agreement (as applicable) or (b) any law, statute, rule or regulation to which you are



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subject, or (c) any agreement,  instrument,  order,  judgment or decree to which such Shareholder is a party, bound or subject.

         3.2 Sophistication, Financial Strength, Access, Etc. Each Shareholder represents, warrants and acknowledges that, with respect to the Company, he, she or it is an Accredited Investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Act), that he, she or it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder; that such investment bears a high degree of risk and could result in a total loss of his, her or its investment; and that he, she or it have sufficient financial strength to hold the same as an investment and to bear the economic risks of such investment (including possible loss of such investment) for an indefinite period of time.

         3.3 No Broker or Finder. Each Shareholder represents and warrants that he, she or it has not engaged any broker or finder in connection with this Agreement or the transactions contemplated hereby, except as set forth in the Purchase Agreement.

         3.4 Reiteration and Survival of Representations and Warranties. The representations and warranties of each Shareholder contained in this Article III shall be true on and as of the date of this Agreement and shall survive the completion of the transactions contemplated hereby.

                                   ARTICLE IV

                                    TRANSFER

         4.1 Legend on Share Certificates. All Share certificates issued to the Principal Shareholders shall have imprinted thereon a legend (in addition to any applicable securities law legend to be contained on the Share certificates issued to the Investors and the Principal Shareholders) substantially to the following effect:

                  "The sale, transfer or other disposition or pledge or other encumbrance of shares represented by this Certificate is subject to an Amended and Restated Shareholders Agreement dated July __, 2000 (the "Agreement"), among EpicEdge, Inc., a Texas corporation (the "Company"), the Shareholder named on this Certificate and certain other parties named in the Agreement, which Agreement includes certain restrictions on transfer and certain options to purchase or sell the shares represented by this Certificate. A copy of the Agreement is on file in the office of the Secretary of the Company and may be reviewed by application thereto. Each holder hereof shall be bound by all provisions of the Agreement."

         All Shares in the hands of persons or entities who are parties to this Agreement and all Shares acquired by the Company or by anyone else from parties to this Agreement or from the heirs, executors, administrators, legal or personal representatives, successors or assigns of parties to this Agreement by direct or indirect conveyance pursuant to the terms hereof, shall be subject to all of the



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provisions  contained in this Agreement and to all of the  restrictions  on, and provisions relating to, voluntary or involuntary sale, transfer or other dispositions of, and options to purchase or sell, such Shares.

         4.2 Private Offer; Transfer. Each Investor understands and agrees that:

                  (a) the Investor Common Stock may not be sold, transferred or otherwise disposed of without registration under the Act or an exemption therefrom and that in the absence of an effective registration statement covering the Investor Common Stock or an available exemption from registration under the Act, the Investor Common Stock must be held indefinitely. In particular, each Shareholder is aware that the Investor Common Stock may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule 144 are met. Each Investor represents that, in the absence of an effective registration statement covering the Investor Common Stock, such Investor will sell, transfer or otherwise dispose of the Investor Common Stock only (a) in accordance with Section 2.3 hereof and (b) in a manner consistent with its representations and warranties set forth herein and then only in accordance with the provisions of Section 4.3 hereof; and

                  (b) in no event will such Investor make a transfer or disposition of any of the Investor Common Stock other than pursuant to an effective registration statement under the Act, unless and until (i) the Investor shall have notified the Company and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if applicable, the Investor shall have complied with the provisions of Article II hereof.

         4.3 Notice of Proposed Transfer. If, prior to any transfer or sale of any Investor Common Stock, the Investor desiring to effect such transfer or sale shall deliver a written notice to the Company describing briefly the manner of such transfer or sale and a written opinion of counsel for such Investor
(provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such Investor Common Stock under the Securities Act, the Company shall thereupon permit or cause its transfer agent (if any) to permit such transfer or sale to be effected.

         4.4      Termination of Restrictions.

                  (a) Notwithstanding the foregoing provisions of this Article IV, the restrictions imposed by this Article IV upon the transferability of Investor Common Stock shall terminate as to any particular share of Investor Common Stock when (1) such Investor Common Stock shall have been effectively registered under the Act and sold by the Investor thereof in accordance with such registration, or (2) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation have been received from counsel for the Investor thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, or (3) such Investor Common Stock shall have been sold without registration under the Act in compliance with Rule 144, or (4) the Company is reasonably satisfied that the Investor shall, in accordance with the terms of Subsection (k) of Rule 144, be entitled to sell such Investor Common Stock pursuant to such Subsection, or (5)


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a letter or an order shall have been issued to the Investor thereof by the staff of the Securities and Exchange Commission or such Commission stating that no enforcement action shall be recommended by such staff or taken by such Commission, as the case may be, if such Investor Common Stock is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no subsequent restrictions on transfer are required.

                  (b) Whenever the restrictions imposed by this Article IV shall terminate, as hereinabove provided, the Investor of any particular share of Investor Common Stock then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to such Investor, one or more new certificates for such Investor Common Stock not bearing the restrictive legend set forth in Section 4.1 hereof.

         4.5 Compliance with Rule 144 and Rule 144A. At the written request of any Investor who proposes to sell any of such Common Stock in compliance with Rule 144, the Company shall furnish to such Investor, within ten (10) days after receipt of request, a written statement as to whether or not the Company is in compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule. For purposes of effecting compliance with Rule 144A, in connection with any resales of any shares of Common Stock that hereafter may be effected pursuant to the provisions of Rule 144A, any Investor desiring to effect such resale and each prospective institutional purchaser of such shares designated by such Investor shall have the right, at any time the Company is not subject to Section 13 or 15(d) of the Securities and Exchange Act, as amended, to obtain from the Company, upon the written request of such holder and at the Company's expense the documents specified in Section (d)(4)(i) of Rule 144A, as such rule may be amended from time to time.

         4.6 Non-Applicability of Restrictions on Transfer. Notwithstanding the provisions of Section 4.3 hereof, any record owner of Investor Common Stock may from time to time transfer or recertificate all or a part of such record owner's Investor Common Stock (i) to a nominee identified in writing to the Company as being the nominee of or for such record owner, and any nominee of or for a beneficial owner of Investor Common Stock identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer all or a part of the Investor Common Stock registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, (ii) to an Affiliate of such record owner, or (iii) if such record owner is a partnership or the nominee of a partnership, to a partner, retired partner, or estate of a partner or retired partner, of such partnership, so long as such transfer is in accordance with the transferee's interest in such partnership and is without consideration; provided, however, that each such transferee shall remain subject to all restrictions on the transfer of Investor Common Stock herein contained.



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                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Amendments; Waiver. This Agreement may be amended only in a writing which is executed by the Company, and all of the Shareholders.

         5.2 Notices. Any and all notices or other communications required or permitted to be delivered hereunder shall be deemed properly delivered if (a) delivered personally, (b) mailed by first class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, to the parties listed on Annex 1, or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

         5.3      General.

                  (a) Binding Effect. It is expressly agreed and understood that this Agreement is not to be deemed strictly personal to the parties hereunder, but this Agreement shall also inure to the benefit of and be binding not only upon the said parties hereto but also upon their respective heirs, executors, administrators, personal and legal representatives, successors and assigns, and all parties hereto agree for themselves and for their said heirs, executors, administrators, personal and legal representatives, successors and assigns to be bound by all of the provisions hereof and to execute at any time any documents or instruments which may be necessary or proper to carry out the purpose and intent of this Agreement. Notwithstanding the foregoing, the rights of the Investors set forth herein shall inure only to the benefit of the Investors and their "Permitted Transferees" (as such term is defined in the Registration Agreement).

                  (b) Governing Law. The internal law of the State of Illinois will govern all questions concerning the construction, validity and interpretation of this Agreement, notwithstanding the fact that one or more of the parties now is or may become a resident of or domiciled in a different state.

                  (c) Reserved.

                  (d) Counterparts and Gender References. This Agreement may be executed in several counterparts (including by means of separate signature pages, which may be attached hereto) by one or more of the parties, each of which shall be deemed an original, and all of said counterparts (and signature pages) shall be deemed to constitute or be part of one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. All gender references shall be deemed modified to fit the context.

                  (e) Severability. Should any particular provision of this Agreement be adjudicated to be invalid or unenforceable such provision shall be deemed deleted and the remainder of the

Agreement, nevertheless, remain unaffected and fully enforceable; further, to the extent any provision herewith is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement or interpretation is sought.

                  (f) Further Assurances. Upon request of the Company or any party hereto, all parties hereto agree to promptly execute and deliver all such other instruments and take all such other actions or any party hereto may reasonably request from time to time in order to effectuate and carry out the purposes, privileges, restrictions, rights and duties of the parties and other provisions of this Agreement.

                  (g) No Waiver, Remedies Cumulative. No delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege. Without limiting the generality of the foregoing, nothing in this Agreement shall be deemed to preclude or be in lieu of any right or remedy that any party may have at law or in equity or by statute or otherwise against the Company or any other person based upon any fraud (whether or not the matter to which the fraud related also constitutes a default hereunder).

                  (h) Headings; Exhibits. The headings or other subdivisions in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement. All Exhibits attached hereto are deemed incorporated herein by reference.

                  (i) Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement and that a breach hereof shall cause irreparable injury and, in addition to any other right or remedy available to the parties hereto at law or in equity, any injured party hereunder shall be entitled to enforcement by court injunction or specific performance of the obligations of the Shareholders hereunder, without the necessity for posting a bond. Notwithstanding the foregoing sentence, nothing herein shall be construed as prohibiting any injured party hereunder from also pursuing any other rights or remedies for such breach or threatened breach, including receiving damages and attorneys' fees. The election of any remedy shall not be construed as a waiver on the part of any injured party hereunder of any rights such party might otherwise have at law or in equity, which rights and remedies shall be cumulative.

         5.4 Termination. This Agreement shall terminate and be of no further force and effect upon the thirtieth (30th) day after a registration statement with respect to the resale of all of the Investor Common Stock, upon such terms and provisions as set forth in the Registration Agreement, becomes effective.

                                      * * *

                            [SIGNATURE PAGES FOLLOW]

                     Shareholders' Agreement Signature Page

         IN WITNESS WHEREOF, the Company and each of the Shareholders have signed this Agreement, all on the day and year first above written.

EPICEDGE, INC., a Texas corporation

By:      ________________________
Its:     ________________________
                                             ___________________________________
                                                       Carl Rose
EDGEWATER PRIVATE EQUITY FUND
III, L.P.
                                             ___________________________________
By:      Edgewater III Management, L.P.                Charles Leaver
Its:     General Partner

By:      Gordon Management, Inc.             ___________________________________
Its:     General Partner                               Jeff Sexton

By:      ________________________
Its:     ________________________


ASPEN FINANCE INVESTORS I, LLC, a
Colorado limited liability company

By:  ____________________________
Its: Manager

FLECK T.I.M.E. FUND, LP, a Connecticut
limited partnership

By:   ___________________________
Its:  Managing Partner

FLECK FAMILY PARTNERSHIP II, LP, a
Florida limited partnership

By:   ___________________________
Its:  Managing Partner

                                     ANNEX 1

        Names, Addresses and Telecopy Numbers of Shareholders and Company

EpicEdge
3200 Wilcrest Drive
Suite 370
Houston, Texas 77042-6018
Telecopy: (713) 784-2486
Attn: Charles Leaver, President

With Copy to:
Philip M. Shiekman, Esq.
Fox, Rothschild, O'Brien & Frankel, L.L.P.
2000 Market Street, Tenth Floor
Philadelphia, Pennsylvania 19103-3291
Telecopy: (215) 299-2150

Edgewater Private Equity Fund III, L.P.
900 N. Michigan Avenue
14th Floor
Chicago, Illinois  60611
Telecopy No.:  312-649-8649
Attn:  Brian Thompson, Partner

With Copy to:
Michael A. Nemeroff, Esq.
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601-1003
Telecopy:  (312) 609-5005

Aspen Finance Investors I, LLC
100 Elk Run Drive, Suite 228
Basalt, CO  81621
Attn:  Howard Cohen
Telecopy:  (970) 927-4362

Fleck T.I.M.E. Fund, LP
289 Greenwich Avenue
Greenwich, CT  06830
Attn:  Kathryn Fleck
Telecopy:  (203) 422-2170


Fleck Family Partnership II, LP
1800 Second Avenue, Suite 799
Sarasota, FL  34230
Attn:  Barry Fleck
Telecopy:  (203) 422-2170


Carl Rose
3200 Wilcrest Drive
Suite 370
Houston, Texas 77042-6018
Telecopy: (713) 784-2486

Charles Leaver
3200 Wilcrest Drive
Suite 370
Houston, Texas 77042-6018
Telecopy: (713) 784-2486

Jeff Sexton
3200 Wilcrest Drive
Suite 370
Houston, Texas 77042-6018
Telecopy: (713) 784-2486

                                    EXHIBIT A
                                    ---------

                               Shareholder Assent
                               ------------------

         The undersigned hereby assents to the Shareholders' Agreement dated September ___, 2000 (the "Agreement"), by and among EpicEdge, Inc., a Texas corporation, and certain other parties named therein, as such Agreement may be amended from time to time, and hereby agrees to become a party to such Agreement and be bound by all of the applicable terms and provisions thereof as fully as if the undersigned had been named as a Principal Shareholder in such Agreement.

         Executed as of ____________________.



                                                      [Transferee's Signature]


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